Exhibit 77Q1(e) to ACQEF 12.31.2007 NSAR


     1. Management Agreement effective August 1, 2007 between American Century Quantitative Equity Funds, Inc. and American Century Investment Management, Inc., Filed as Exhibit 99(d)(1) to Form 485B Post-Effective Amendment No. 49 to the Registrant's Registration Statement filed on Form N-1A 09/27/07, effective 09/28/07, and incorporated herein by reference.